SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: December 14, 2005 (December 14, 2005)
(Date of Earliest Event Reported)

Clarient, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	Commission File:	75-2649072
(State or Other Jurisdiction	000-22677	(I.R.S. Employer
of Incorporation or Organization)		Identification No.)

33171 Paseo Cerveza
San Juan Capistrano, California		92675
(Address of Principal Executive Offices)		(Zip Code)

(949) 443-3355

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 3 – Securities and Trading Markets

Item 3.02               Unregistered Sales of Equity Securities.

As previously reported, on November 8, 2005, Clarient, Inc. (“Clarient”) entered into a securities purchase agreement with a limited number of accredited investors pursuant to which Clarient agreed to issue 15,000,000 shares of common stock, together with warrants to purchase an additional 2,250,000 shares of common stock, for an aggregate purchase price of $15,000,000.  The exercise price of the warrants is $1.35 per share.  The warrants are not exercisable until six months after the date they are issued and are then exercisable until the fourth anniversary of the date they are issued.

In order to comply with NASD Marketplace Rule 4350(i)(1)(D)(ii), the private placement was completed in two closings.  In the first closing which occurred on November 9, 2005, Clarient issued 8,900,000 shares of common stock and warrants to purchase 1,335,000 shares of common stock, for an aggregate purchase price of $8,900,000.  The remaining 6,100,000 shares of common stock and warrants to purchase 915,000 shares of common stock for an aggregate purchase price of $6,100,000 were issued at a second closing which occurred on December 14, 2005 (which was 21 days following Clarient’s mailing of an information statement to its stockholders disclosing that it had obtained stockholder approval for the issuance of such shares and warrants at the second closing).

The offering was made only to accredited investors, as such term is defined in Regulation D under the Securities Act of 1933, as amended. The shares of common stock and the warrants issued to the investors have not been registered under the Securities Act of 1933, as amended, or any state securities laws. Clarient is relying on the exemption from the registration requirements of the Securities Act of 1933, as amended, by virtue of Section 4(2) thereof and Rule 506 of Regulation D promulgated thereunder.  In connection with the private placement, Clarient entered into a registration rights agreement with the investors.  Under the terms of the registration rights agreement, Clarient filed a registration statement with the Securities and Exchange Commission on November 18, 2005 to cover resales of the shares of common stock issued in the private placement and of the shares of common stock underlying the warrants issued in the private placement, and Clarient has agreed to use its best efforts to cause that registration statement to become effective as promptly as practicable.

Section 9 – Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits.

(c) Exhibits.

10.1	Securities Purchase Agreement, dated November 8, 2005, by and among the Company and the investors named therein. (*)

10.2	Registration Rights Agreement, dated November 8, 2005, by and among the Company and the investors named therein. (*)

10.3	Form of Common Stock Purchase Warrant. (*)

(*) Incorporated by reference to the Company’s current report on Form 8-K, filed November 9, 2005.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Clarient, Inc.

Date: December 14, 2005	By:	/s/ Stephen T.D. Dixon
		Name:	Stephen T.D. Dixon
		Title:	Executive Vice President and
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
10.1	Securities Purchase Agreement, dated November 8, 2005, by and among the Company and the investors named therein. (*)
10.2	Registration Rights Agreement, dated November 8, 2005, by and among the Company and the investors named therein. (*)
10.3	Form of Common Stock Purchase Warrant. (*)

(*)  Incorporated by reference to the Company’s current report on Form 8-K, filed November 9, 2005.